                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                          Date of Report:  May 6, 1996

                                XTRA Corporation
- -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                           1-7654                      06-0954158
- -------------------------------------------------------------------------
State of incorporation             (Commission              (IRS Employer
of organization                    File Number)       Identification No.)

60 State Street, Boston, MA                                         02109
- -------------------------------------------------------------------------
(Address of principal executive offices)                         Zip Code



Registrant's telephone number including area code:  (617) 367-5000
- -------------------------------------------------------------------------



                                      N/A
- ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
- ----------------------


On May 2, 1996, XTRA Corporation issued a press release disclosing certain financial information for the second fiscal quarter ended March 31, 1996, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
                       ---------------------------------
           (Millions of dollars except per share and share amounts)
                                  (Unaudited)

                                                      Three Months Ended   Six Months Ended
                                                           March 31,            March 31,
                                                      ------------------   -----------------
                                                        1996      1995       1996     1995
                                                      --------  --------   --------  -------
Revenues                                               $101.1    $ 87.1     $213.2   $183.4
Operating expenses
  Depreciation and lease financing                       36.4      26.8       72.7     53.3
  Rental equipment operating expense                     24.0      20.7       48.9     41.4
  Selling & administrative expense                       10.5       8.2       21.0     16.2
                                                       -------   -------    -------  -------
                                                         70.9      55.7      142.6    110.9
                                                       -------   -------    -------  -------
    Operating income                                     30.2      31.4       70.6     72.5

Interest expense                                         16.4       8.1       33.0     16.5
Foreign exchange loss                                      -         -         0.4       -
                                                       -------   -------    -------  -------
    Income before provision for income taxes             13.8      23.3       37.2     56.0
Provision for income taxes                                5.6       9.7       15.1     23.2
                                                       -------   -------    -------  -------
Net income                                             $  8.2    $ 13.6     $ 22.1   $ 32.8
                                                       =======   =======    =======  =======
Earnings per share                                     $  0.51   $  0.80    $  1.36  $  1.92

Weighted average shares outstanding (in thousands)      16,107    17,041     16,272   17,040

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIATED BALANCE SHEETS
                     ------------------------------------
                             (Millions of dollars)


                                               March 31,
                                                 1996      September 30,
                                              (Unaudited)      1995
                                               ---------   -------------

Assets

Receivables, net                                $   95         $   98

Property & Equipment, net                        1,425          1,398

Other Assets                                        33             27
                                                ------         ------
  Total Assets                                  $1,553         $1,523
                                                ======         ======


Liabilities & Stocholders' Equity

Other Liabilities                               $   77         $   73

Debt                                               919            897

Deferred Income Taxes                              207            194

Stockholders' Equity                               350            359
                                                ------         ------
  Total Liabilities & Stockholders' Equity      $1,553         $1,523
                                                ======         ======

Net Debt Outstanding                            $  912         $  891
                                                ======         ======

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                ----------------------------------------------
                             (Millions of dollars)
                                  (Unaudited)



                                          Six Months Ended March 31,
                                          1996                1995
                                         ------              ------

Cash Provided from Operations            $  135              $  120

Cash Used for Investment Activities        (127)               (125)

Cash Used for Financing Activities          (29)                 (5)
                                         ------              ------
Increase in Net Debt Outstanding
  (Debt-Cash)                            $  (21)             $  (10)
                                         ======              ======

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            XTRA CORPORATION
                                  --------------------------------------
                                              (Registrant)



Date:    May 6, 1996                    /s/ Michael J. Soja
     ----------------------       --------------------------------------
                                            Michael J. Soja
                                          Vice President and
                                        Chief Financial Officer